THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint William L. Cobb, Jr., Christopher McGuire, Kent E. Weaver or Michael P. Malloy or attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on September 8, 2022.

/s/ H. Franklin Allen, Ph.D.
H. Franklin Allen, Ph.D.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint Christopher McGuire, Kent E. Weaver or Michael P. Malloy or attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on September 8, 2022.

/s/ William L. Cobb, Jr.
William L. Cobb, Jr.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint William L. Cobb, Jr., Christopher McGuire, Kent E. Weaver or Michael P. Malloy or attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on September 8, 2022.

/s/ Susan W. Catherwood
Susan W. Catherwood

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint William L. Cobb, Jr., Christopher McGuire, Kent E. Weaver or Michael P. Malloy or attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on September 8, 2022.

/s/ Andrew Phillips
Andrew Phillips

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint William L. Cobb, Jr., Christopher McGuire, Kent E. Weaver or Michael P. Malloy or attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on September 8, 2022.

/s/ Harry Wong
Harry Wong

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Power of Attorney

I hereby appoint William L. Cobb, Jr., Christopher McGuire, Kent E. Weaver or Michael P. Malloy or attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on September 8, 2022.

/s/ Mary Ann B. Wirts
Mary Ann B. Wirts